UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 5, 2015

Digital Turbine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Guadalupe Street Suite # 302, Austin TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Digital Turbine, Inc. (the “Company”) is filing this Amendment No. 1 (this “Amendment”) to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on March 11, 2015 (the “Original 8-K”) reporting the consummation of the Company’s acquisition (the “acquisition”) of Appia, Inc. (“Appia”). This Amendment is being filed for the purpose of including the historical audited and unaudited financial statements of Appia and the pro forma financial information required by Item 9.01 of Form 8-K, which financial statements and unaudited pro forma information are filed as exhibits hereto. Except for the foregoing, this Amendment effects no other changes to the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited financial statements of Appia as of and for the years ended December 31, 2013 and December 31, 2012 and the unaudited financial statements of Appia as of and for the nine months ended September 30, 2014, are attached as Exhibits 99.3 and 99.4 to this Amendment, respectively, and are incorporated herein by reference.

 (b)           Pro Forma Financial Information.

The unaudited pro forma financial information of the Company and Appia as of September 30, 2014 and for the year ended March 31, 2014 and the six months ended September 30, 2014, in each case reflecting, on a pro forma basis, the transaction between the Company and Appia, are attached as Exhibit 99.5 to this Amendment and are incorporated herein by reference.

(d)           Exhibits

Exhibit No.	Description
3.1*	Amendment to Bylaws, as amended, dated March 6, 2015.*
4.1*	Common Stock Purchase Warrant dated March 6, 2015 issued to North Atlantic SBIC IV, L.P.*
10.1*	Securities Purchase Agreement dated as of March 6, 2015 between the Registrant and North Atlantic SBIC IV, L.P.
10.2*	Unconditional Secured Guaranty and Pledge Agreement dated as of March 6, 2015 between the Registrant and North Atlantic SBIC IV, L.P.
10.3*	Unconditional Secured Guaranty and Pledge Agreement dated as of March 6, 2015 between the Registrant and Silicon Valley Bank
23.1	Consent of Grant Thornton LLP (Appia)
99.1*	Press Release issued on March 5, 2015
99.2*	Press Release issued on March 9, 2015
99.3	Audited financial statements of Appia, Inc. as of and for the years ended December 31, 2013 and December 31, 2012
99.4	Unaudited financial statements of Appia, Inc. as of and for the nine months ended September 30, 2014
99.5	Unaudited pro forma financial information as of September 30, 2014 and for the year ended March 31, 2014 and the six months ended September 30, 2014

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 19, 2015

Digital Turbine, Inc.

By: /s/ Andrew Schleimer
Andrew Schleimer
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1*	Amendment to Bylaws, as amended, dated March 6, 2015.*
4.1*	Common Stock Purchase Warrant dated March 6, 2015 issued to North Atlantic SBIC IV, L.P.*
10.1*	Securities Purchase Agreement dated as of March 6, 2015 between the Registrant and North Atlantic SBIC IV, L.P.
10.2*	Unconditional Secured Guaranty and Pledge Agreement dated as of March 6, 2015 between the Registrant and North Atlantic SBIC IV, L.P.
10.3*	Unconditional Secured Guaranty and Pledge Agreement dated as of March 6, 2015 between the Registrant and Silicon Valley Bank
23.1	Consent of Grant Thornton LLP (Appia)
99.1*	Press Release issued on March 5, 2015
99.2*	Press Release issued on March 9, 2015
99.3	Audited financial statements of Appia, Inc. as of and for the years ended December 31, 2013 and December 31, 2012
99.4	Unaudited financial statements of Appia, Inc. as of and for the nine months ended September 30, 2014
99.5	Unaudited pro forma financial information as of September 30, 2014 and for the year ended March 31, 2014 and the six months ended September 30, 2014

* Previously filed.